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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 21, 1999



                       CORT BUSINESS SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                          1-14146              54-1662135
(STATE OR OTHER JURISDICTION           (COMMISSION         (I.R.S. EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)

4401 FAIR LAKES COURT
FAIRFAX, VIRGINIA                                          22033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (703) 968-8500





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ITEM 5. OTHER EVENTS


            On April 21, 1999, CORT Business Services Corporation, a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its financial results for the first quarter ended March 31, 1999. In the Press Release, the Company also announced that pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 25, 1999, among the Company, CBF Holding LLC, a Delaware limited liability company, and CBF Mergerco Inc., a Delaware corporation, the Company had received copies of highly confident letters for the debt financing required to complete the transactions contemplated by the Merger Agreement. For more information, (i) a copy of the Press Release is attached hereto as Exhibit 99.1, (ii) a copy of a letter from Credit Suisse First Boston Corporation to CBF Holding LLC dated April 21, 1999 is attached hereto as Exhibit 99.2, and (iii) a copy of a letter from NationsBank N.A. and NationsBanc Montgomery Securities LLC to CBF Holding LLC dated April 21, 1999 is attached hereto as Exhibit 99.3.

         Additionally, the Company has confirmed that three alleged stockholders have separately filed complaints in Delaware Chancery Court against the Company, each of the Company's directors, and Citicorp Venture Capital Ltd. One of the three complaints also includes Bruckmann, Rosser, Sherrill & Co. as an additional defendant. Each complaint alleges breaches of fiduciary duties in connection with the directors' approval of the merger and other claims. The complaints purport to be class action complaints and the plaintiffs seek to enjoin the transactions contemplated by the Merger Agreement or, in the alternative, to recover compensatory damages. The Company believes that the claims are without merit. Copies of each complaint are attached hereto as
Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6.


ITEM 7. EXHIBITS


99.1     Press Release of April 21, 1999.

99.2 Letter from Credit Suisse First Boston Corporation to CBF Holding LLC dated April 21, 1999.

99.3 Letter from NationsBank N.A. and NationsBanc Montgomery Securities LLC to CBF Holding LLC dated April 21, 1999.

99.4 Complaint in the Court of Chancery of the State of Delaware, naming Michael Sternberg, as Plaintiff, and the Company, each of the directors of the Company, and Citicorp Venture Capital Ltd., as Defendants.

99.5 Complaint in the Court of Chancery of the State of Delaware, naming Harbor Finance Partners, as Plaintiff, and the Company, each of the directors of the Company, and Citicorp Venture Capital Ltd., as Defendants.

99.6 Complaint in the Court of Chancery of the State of Delaware, naming Harold Shapiro, as Plaintiff, and the Company, each of the directors of the Company, Bruckmann, Rosser, Sherrill & Co. and Citicorp
         Venture Capital Ltd., as Defendants.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORT BUSINESS SERVICES CORPORATION

                                       /s/  FRANCES ANN ZIEMNIAK
                                       -------------------------------------
Date:    April 29, 1999                By: Frances Ann Ziemniak
                                       Executive Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description


99.1              Press Release of April 21, 1999.

99.2 Letter from Credit Suisse First Boston Corporation to CBF Holding LLC dated April 21, 1999.

99.3 Letter from NationsBank N.A. and NationsBanc Montgomery Securities LLC to CBF Holding LLC dated April 21, 1999.

99.4 Complaint in the Court of Chancery of the State of Delaware, naming Michael Sternberg, as Plaintiff, and the Company, each of the directors of the Company, and Citicorp Venture Capital Ltd., as Defendants.

99.5 Complaint in the Court of Chancery of the State of Delaware, naming Harbor Finance Partners, as Plaintiff, and the Company, each of the directors of the Company, and Citicorp Venture Capital Ltd., as Defendants.

99.6 Complaint in the Court of Chancery of the State of Delaware, naming Harold Shapiro, as Plaintiff, and the Company, each of the directors of the Company, Bruckmann, Rosser, Sherrill & Co. and Citicorp Venture Capital Ltd., as Defendants.